EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, J. Dean Burden, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Annual Report of Atomic Guppy, Inc. on Form 10-K/A for the fiscal year ended October 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K/A fairly presents in all material respects the financial condition and results of operations of Atomic Guppy, Inc.

Date: July 28, 2009		ATOMIC GUPPY, INC.

	By:	/s/ J. Dean Burden
J. Dean Burden Chief Executive Officer, President and sole Director, principal executive officer and principal financial and accounting officer